                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date Of Report (Date Of Earliest Event Reported): August 29, 2001

                         ENSTAR INCOME PROGRAM IV-1 L.P.
                         -------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)

                                     Georgia
                                     -------
                 (State or other jurisdiction of incorporation)

               0-15705                                  58-1648322
               -------                                  ----------
      (Commission File Number)              (I.R.S. Employer Identification No.)

                      c/o Enstar Communications Corporation
               12405 Powerscourt Drive, St. Louis, Missouri 63131
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 965-0555

Item 2.  Acquisition or Disposition of Assets.

         The Partnership, together with certain affiliates (collectively, the "Selling Partnerships"), entered into an asset purchase agreement (the "Illinois Agreement"), dated August 29, 2001, with certain indirect subsidiaries of Charter Communications, Inc. ("Charter"), a related party, to sell certain assets and liabilities of the Illinois cable systems of the Selling Partnerships. The Illinois Agreement was entered into as the result of an auction process with sealed bids, in which the bid from Charter for an aggregate purchase price of $63.0 million exceeded those of all other bidders. The net assets to be sold under the Illinois Agreement include the Partnership's joint ventures' cable systems in and around Mount Carmel, Auburn, Carlinville, and Girard, Illinois for a total purchase price of $14.4 million. Proceeds to the Partnership will be $5.7 million and will be used for transaction costs, general working capital purposes, capital expenditures and distributions to partners. Each sale transaction outlined in the Illinois Agreement is contingent upon the closing of each of the other Selling Partnerships' sales transactions. The sale is subject to approval by a majority of the holders of the Partnership's outstanding units, approval by the other Selling Partnerships of their respective sales transactions and certain closing conditions, including regulatory approvals. There can be no assurance that this proposed sale will be consummated.

         In addition, the Partnership, together with its affiliate, Enstar Income Program IV-2, L.P. (collectively, the "Poplar Bluff Partnerships"), entered into an asset purchase agreement (the "Poplar Bluff Agreement"), dated September 4, 2001, with the City of Poplar Bluff, Missouri, to sell certain assets and liabilities of the Poplar Bluff, Missouri cable system of the their joint venture for a total purchase price of $8.0 million. Proceeds from the sale will be $4.0 million and will be used for transaction costs, general working capital purposes, capital expenditures and distributions to partners. The sale is subject to approval by a majority of the holders of the outstanding units of the Poplar Bluff Partnerships, and certain closing conditions, including regulatory approvals. There can be no assurance that this proposed sale will be consummated.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial statements of businesses acquired.

              Not applicable.

         (b)  Pro forma financial information.

         The following Unaudited Pro Forma Condensed Financial Statements are based on the historical financial information of Enstar Income Program IV-1, L.P. The Unaudited Pro Forma Condensed Balance Sheet as of June 30, 2001 assumes the dispositions of certain assets and liabilities of the Partnership's cable systems in and around Mount Carmel, Auburn, Carlinville, and Girard, Illinois and the disposition of certain assets and liabilities of the Partnership's joint venture's cable system in Poplar Bluff, Missouri as if they had occurred on June 30, 2001. The Unaudited Pro Forma Condensed Statements of Operations for the six months ended June 30, 2001 and year ended December 31, 2000 assume the above dispositions occurred on January 1, 2000.

         The Unaudited Pro Forma Condensed Financial Statements of Enstar Income Program IV-1, L.P. do not purport to be indicative of what our financial position or results of operations would actually have been had the transactions described above been completed on the dates indicated or to project our results of operations for any future date.

                        ENSTAR INCOME PROGRAM IV-1, L.P.
                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                              AS OF JUNE 30, 2001



                                                      HISTORICAL                         PRO FORMA          PRO FORMA
                                                    JUNE 30, 2001     DISPOSITIONS      ADJUSTMENTS       JUNE 30, 2001
                                                    -------------     ------------      -----------       -------------
        ASSETS

ASSETS:
  Cash                                               $     94,900     $    986,200     $  9,629,000 (a)    $ 10,710,100
  Prepaid expenses                                          1,900               --               --               1,900
  Deferred financing costs, net                             6,500               --               --               6,500
                                                     ------------     ------------     ------------        ------------
                                                          103,300          986,200        9,629,000          10,718,500
                                                     ------------     ------------     ------------        ------------
  Equity in net assets of joint ventures:
    Enstar IV/PBD Systems Venture                       3,373,600       (1,278,300)              --           2,095,300
    Enstar Cable of Macoupin County                     1,376,300       (1,376,300)              --                  --
                                                     ------------     ------------     ------------        ------------
                                                        4,749,900       (2,654,600)              --           2,095,300
                                                     ------------     ------------     ------------        ------------
                                                     $  4,853,200     $ (1,668,400)    $  9,629,000        $ 12,813,800
                                                     ============     ============     ============        ============


    LIABILITIES AND PARTNERSHIP CAPITAL


LIABILITIES:
  Accrued liabilities                                $     40,500     $         --     $    385,200 (a)     $   425,700
  Due to affiliates                                       836,400               --               --             836,400
                                                     ------------     ------------     ------------        ------------
                                                          876,900               --          385,200           1,262,100
                                                     ------------     ------------     ------------        ------------

PARTNERSHIP CAPITAL (DEFICIT):
  General Partners                                        (43,300)          15,500           92,400              64,600
  Limited Partners                                      4,019,600       (1,683,900)       9,151,400          11,487,100
                                                     ------------     ------------     ------------        ------------
                                                        3,976,300       (1,668,400)       9,243,800 (a)      11,551,700
                                                     ------------     ------------     ------------        ------------
                                                     $  4,853,200     $ (1,668,400)    $  9,629,000        $ 12,813,800
                                                     ============     ============     ============        ============


(a) Represents proceeds from sale of $9,629,000 which will be used for transaction costs of $385,200, general working capital purposes, capital expenditures and distributions to partners.

                        ENSTAR INCOME PROGRAM IV-1, L.P.
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001



                                                                       HISTORICAL                            PRO FORMA
                                                                     JUNE 30, 2001     DISPOSITIONS (a)    JUNE 30, 2001
                                                                     -------------     ----------------    -------------
OPERATING EXPENSES:
  General and administrative expenses                                $     (34,000)    $         24,800    $      (9,200)
  Amortization                                                              (7,600)               5,500           (2,100)
                                                                     -------------     ----------------    -------------
                                                                           (41,600)              30,300          (11,300)
                                                                     -------------     ----------------    -------------
OTHER INCOME (EXPENSE):
  Other                                                                     (5,000)               3,700           (1,300)
                                                                     -------------     ----------------    -------------
                                                                            (5,000)               3,700           (1,300)
                                                                     -------------     ----------------    -------------

LOSS BEFORE EQUITY IN NET INCOME OF JOINT VENTURES                         (46,600)              34,000          (12,600)

EQUITY IN NET INCOME OF JOINT VENTURES:
  Enstar IV/PBD Systems Venture                                            204,000             (157,500)          46,500
  Enstar Cable of Macoupin County                                          110,900             (110,900)              --
                                                                     -------------     ----------------    -------------
                                                                           314,900             (268,400)          46,500
                                                                     -------------     ----------------    -------------
NET INCOME                                                           $     268,300     $       (234,400)   $      33,900
                                                                     =============     ================    =============

Net income allocated to General Partners                             $       2,700     $         (2,300)   $         400
                                                                     =============     ================    =============

Net income allocated to Limited Partners                             $     265,600     $       (232,100)   $      33,500
                                                                     =============     ================    =============


(a) Represents the results of operations of the Mount Carmel, Auburn, Carlinville, and Girard, Illinois cable systems and the Partnership's joint venture's cable system in Poplar Bluff, Missouri to be sold.

                        ENSTAR INCOME PROGRAM IV-1, L.P.
             UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000



                                                                     HISTORICAL                             PRO FORMA
                                                                    DECEMBER 31,                           DECEMBER 31,
                                                                       2000          DISPOSITIONS (a)           2000
                                                                    ------------     ----------------      ------------
OPERATING EXPENSES:
   General and administrative expenses                              $  (89,100)      $        65,000       $    (24,100)
   Amortization                                                        (12,800)                9,300             (3,500)
                                                                    ----------       ---------------       ------------
                                                                      (101,900)               74,300            (27,600)
                                                                    ----------       ---------------       ------------

OTHER INCOME (EXPENSE):
   Interest income                                                       7,600                (5,500)             2,100
   Interest expense                                                     (8,900)                 (700)            (9,600)
   Other                                                                (8,100)                5,900             (2,200)
                                                                    ----------       ---------------       ------------
                                                                        (9,400)                 (300)            (9,700)
                                                                    ----------       ---------------       ------------

LOSS BEFORE EQUITY IN NET INCOME OF JOINT VENTURES                    (111,300)               74,000            (37,300)


EQUITY IN NET INCOME OF JOINT VENTURES:
   Enstar IV/PBD Systems Venture                                       850,000              (583,000)           267,000
   Enstar Cable of Macoupin County                                     223,000              (223,000)                --
                                                                    ----------       ---------------       ------------
                                                                     1,073,000              (806,000)           267,000
                                                                    ----------       ---------------       ------------
NET INCOME                                                          $  961,700       $      (732,000)      $    229,700
                                                                    ==========       ===============       ============

Net income allocated to General Partners                            $    9,600       $        (7,300)      $      2,300
                                                                    ==========       ===============       ============

Net income allocated to Limited Partners                            $  952,100       $      (724,700)      $    227,400
                                                                    ==========       ===============       ============

(a) Represents the results of operations of the Mount Carmel, Auburn, Carlinville, and Girard, Illinois cable systems and the Partnership's joint venture's cable system in Poplar Bluff, Missouri to be sold. A non-recurring gain on sale of $8,051,700 net of transaction costs of approximately $385,200 million, resulted from the dispositions which has not been presented in the unaudited pro forma condensed statement of operations.

         (c)  Exhibits

         2.1 Asset Purchase Agreement, dated August 29, 2001, by and between Charter Communications Entertainment I, LLC, Interlink Communications Partners, LLC, and Rifkin Acquisitions Partners, LLC and Enstar Income Program II-1, L.P., Enstar Income Program II-2, L.P., Enstar Income Program IV-3, L.P., Enstar Income/Growth Program Six-A, L.P., Enstar IV/PBD Systems Venture, and Enstar Cable of Macoupin County

         2.2 Letter of Amendment, dated September 10, 2001, by and between Charter Communications Entertainment I, LLC, Interlink Communications Partners, LLC, and Rifkin Acquisitions Partners, LLC and Enstar Income Program II-1, L.P., Enstar Income Program II-2, L.P., Enstar Income Program IV-3, L.P., Enstar Income/Growth Program Six-A, L.P., Enstar IV/PBD Systems Venture, and Enstar Cable of Macoupin County

         2.3 Asset Purchase Agreement, dated September 4, 2001, by and between Enstar IV/PBD Systems Venture and City of Poplar Bluff, Missouri

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Enstar Income Program IV-1, L.P.

                                    By: Enstar Communications Corporation,
                                    its General Partner

                                    By: /s/ PAUL E. MARTIN
                                       -------------------
                                    Paul E. Martin, Vice President and Corporate
                                    Controller (Principal Financial Officer and
                                    Principal Accounting Officer)


Dated: September 13, 2001